                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      NUVEEN MUNICIPAL INCOME FUND, INC.
                       NUVEEN MUNICIPAL VALUE FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                      NUVEEN MUNICIPAL INCOME FUND, INC.

                       NUVEEN MUNICIPAL VALUE FUND, INC.

                333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                           TELEPHONE (312) 917-7700

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                                 JULY 26, 1995

                                                                  June 16, 1995

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

  Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Income Fund, Inc. and Nuveen Municipal Value Fund, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 26, 1995, at 10:30 a.m., Chicago time, for the following purposes:

    1. To elect three (3) directors to each serve for a three year term and until their successors shall have been duly elected and qualified.

    2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1995.

    3. To transact such other business as may properly come before the Annual Meeting.

  Shareholders of record of each Fund at the close of business on May 31, 1995 are entitled to notice of and to vote at that Fund's Annual Meeting.

  IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

                      NUVEEN MUNICIPAL INCOME FUND, INC.

                       NUVEEN MUNICIPAL VALUE FUND, INC.

                333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                           TELEPHONE (312) 917-7700

                             JOINT PROXY STATEMENT

                                                                  June 16, 1995

                              GENERAL INFORMATION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors of each of Nuveen Municipal Income Fund, Inc. ("Municipal Income") and Nuveen Municipal Value Fund, Inc. ("Municipal Value") (individually, a "Fund" and, collectively, the "Funds") of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 26, 1995 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $4,000. Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT (WHICH WILL SOON BE AVAILABLE) UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

  On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the three nominees for director, as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

  The Board of Directors of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each

Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of the other Fund.

  A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

  For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the election of directors and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

  As of May 31, 1995, there were issued and outstanding 7,747,608 shares of Municipal Income and 194,959,522 shares of Municipal Value. Those persons who were shareholders of record at the close of business on May 31, 1995 will be entitled to one vote for each share held.

  This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 16, 1995.

                     1. ELECTION OF DIRECTORS OF EACH FUND

  At each Fund's Annual Meeting three (3) directors are to be elected for a three year term, as described below. The Board of Directors of each Fund has designated Lawrence H. Brown, Peter R. Sawers and Timothy R. Schwertfeger as the nominees for directors for terms expiring at the Annual Meeting of Shareholders of that Fund in 1998, and until their successors have been duly elected and qualified.

  The Board of Directors of each Fund is divided into three classes with the terms of each of the first, second and third classes expiring at the Annual Meetings of the Funds in the years indicated below. The members of the Board of Directors and the nominees for election to the Board are the same for each Fund, except that Royce A. Hoyle is a member of the Board of Directors of Municipal Value only. The affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the directors of that Fund.

  It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a director of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Directors.

  The table below shows each nominee's or continuing director's age, principal occupation and other business affiliations, the year in which each nominee or continuing director was first elected or appointed a director of each Fund and the number of common shares of the Funds and of all funds managed by Nuveen Advisory Corp. (excluding money market funds) which each nominee or continuing director beneficially owned as of May 15, 1995. Lawrence H. Brown and Timothy
R. Schwertfeger were last elected to the Board of Directors at the 1994 annual meeting of shareholders. Peter R. Sawers was last elected to the Board of Directors at the 1992 annual meeting of shareholders.

  The members of the Board of Directors mourn the recent passing of John E. O'Toole, a director since 1989. Mr. O'Toole was a Class II director of Municipal Income and a Class III director of Municipal Value. There is currently a vacancy on the Board of each Fund. The Funds' nominating committees are considering candidates for the vacancy, and will report to the full Boards later this summer.

                       NOMINEES FOR DIRECTOR OF EACH FUND

                                                          FULL SHARES OF COMMON
                                                           STOCK BENEFICIALLY
           NAME, AGE AND                      YEAR FIRST   OWNED MAY 15, 1995
        PRINCIPAL OCCUPATION           YEAR   ELECTED OR  ---------------------
            OF NOMINEES                TERM   APPOINTED      THE     ALL NUVEEN
       AS OF MAY 15, 1995 (1)         EXPIRES A DIRECTOR  FUNDS  (2) FUNDS  (3)
       ----------------------         ------- ----------  ---------- ----------
CLASS III, MUNICIPAL INCOME
CLASS I, MUNICIPAL VALUE
Lawrence H. Brown (60)                 1998   1993-              0      3,445
 Director of the Funds; retired in            each Fund
 August 1989 as Senior Vice
 President of The Northern Trust
 Company.
Peter R. Sawers (62)                   1998   1991-          1,734      7,825
 Director of the Funds; Adjunct               each Fund
 Professor of Business and
 Economics, University of Dubuque,
 Iowa (since January 1991); Adjunct
 Professor, Lake Forest Graduate
 School of Management, Lake Forest,
 Illinois (since January 1992);
 prior thereto, Executive Director,
 Towers Perrin Australia (management
 consultant); Chartered Financial
 Analyst; Certified Management
 Consultant.
*Timothy R. Schwertfeger (46)          1998   1994-         12,425     88,620
 President and Director of the Funds          each Fund
 (since July 1994); Executive Vice
 President and Director of The John
 Nuveen Company (since March 1992)
 and John Nuveen & Co. Incorporated;
 Director of Nuveen Advisory Corp.
 (since October 1992) and Nuveen
 Institutional Advisory Corp. (since
 October 1992).

                       CONTINUING DIRECTORS OF EACH FUND

                                                         FULL SHARES OF COMMON
                                                          STOCK BENEFICIALLY
        NAME, AGE AND                      YEAR FIRST     OWNED MAY 15, 1995
   PRINCIPAL OCCUPATION OF       YEAR      ELECTED OR    ---------------------
  CONTINUING DIRECTORS AS OF     TERM      APPOINTED        THE     ALL NUVEEN
       MAY 15, 1995 (1)         EXPIRES    A DIRECTOR    FUNDS  (2) FUNDS  (3)
  --------------------------    ------- ---------------- ---------- ----------
CLASS I, MUNICIPAL INCOME
CLASS II, MUNICIPAL VALUE
*Richard J. Franke (63)          1996   1987-              1,833      20,625
 Chairman of the Board and              Municipal Value
 Director of the Funds, The             1988-
 John Nuveen Company (since             Municipal Income
 March 1992), John Nuveen &
 Co. Incorporated, Nuveen
 Advisory Corp. and Nuveen
 Institutional Advisory Corp.;
 formerly, Chairman of the
 Board and Board Member of the
 Nuveen Funds advised by
 Nuveen Institutional Advisory
 Corp.; (from inception to
 August 1994); Certified
 Financial Planner.
Anne E. Impellizzeri (62)        1996   1994-                  0       2,000
 Director of the Funds;                 each Fund
 President and Chief Executive
 Officer of Blanton-Peale,
 Institutes of Religion and
 Health (since December 1990);
 prior thereto, Vice President
 of New York City Partnership
 (from 1987 to 1990) and Vice
 President of Metropolitan
 Life Insurance Company (from
 1980 to 1987).
CLASS II, MUNICIPAL INCOME
CLASS III, MUNICIPAL VALUE
Margaret K. Rosenheim (68)       1997   1987-                301       5,015
 Director of the Funds; Helen           Municipal Value
 Ross Professor of Social               1988-
 Welfare Policy, School of              Municipal Income
 Social Service Administration,
 University of Chicago.


                    CONTINUING DIRECTOR OF MUNICIPAL VALUE

                                                         FULL SHARES OF COMMON
                                                          STOCK BENEFICIALLY
        NAME, AGE AND                                     OWNED MAY 15, 1995
   PRINCIPAL OCCUPATION OF       YEAR      YEAR FIRST    ---------------------
  CONTINUING DIRECTOR AS OF      TERM      APPOINTED        THE     ALL NUVEEN
       MAY 15, 1995 (1)         EXPIRES    A DIRECTOR    FUNDS  (2) FUNDS  (3)
  -------------------------     ------- ---------------- ---------- ----------
CLASS II, MUNICIPAL VALUE
Royce A. Hoyle (73)              1996   1994-                955       3,715
 Director (since October 1994)          Municipal Value
 of Nuveen Municipal Value              only
 Fund, Inc. and Nuveen Premium
 Income Municipal Fund, Inc.;
 previously a Board Member of
 the Nuveen Funds advised by
 Nuveen Advisory Corp. (from
 April 1985 to February 1992);
 prior to January 1987, a Vice
 President of Duff & Phelps,
 Inc. (investment research and
 financial analysis) and
 thereafter (to January 1992)
 a consultant.

- -----------
  (*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' Adviser, Nuveen Advisory Corp.

  (1) The director nominees and continuing directors of the Funds, except Royce
A. Hoyle, are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds. Mr. Hoyle is a director of Municipal Value and Nuveen Premium Income Municipal Fund, Inc. only.

  (2) The shares shown in this column include the following:

                                                MUNICIPAL INCOME MUNICIPAL VALUE
                                                ---------------- ---------------
Richard J. Franke..............................        500            1,333
Lawrence H. Brown..............................        --               --
Anne E. Impellizzeri ..........................        --               --
Royce A. Hoyle.................................        410              545
Peter R. Sawers................................      1,734              --
Margaret K. Rosenheim..........................        150              151
Timothy R. Schwertfeger........................        --            12,425

The above persons have sole voting power and sole investment power as to the shares listed, except that Messrs. Hoyle and Schwertfeger hold their shares jointly with their respective spouses. No director nominee or continuing director beneficially owned as much as 1% of the outstanding Common Stock of either Fund.

  (3) The number shown reflects the aggregate number of common shares beneficially owned by the nominee or continuing director in all of the funds managed by Nuveen Advisory Corp. and referred to in note (1) above (excluding money market funds).

  The directors affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Directors who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes, except for the annual retainer, fees and expenses paid to Mr. Hoyle, which are allocated between Municipal Value and Nuveen Premium Income Municipal Fund, Inc. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of that Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral.

  The table below shows, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended October 31, 1994 and the total compensation that the Nuveen funds accrued for each director during the calendar year 1994, including any interest accrued for directors on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

                                              TOTAL COMPENSATION
                              AGGREGATE          NUVEEN FUNDS
                            COMPENSATION         ACCRUED FOR
NAME OF DIRECTOR           FROM THE FUNDS       DIRECTORS (1)
- ----------------         -------------------  ------------------
                         MUNICIPAL MUNICIPAL
                          INCOME     VALUE
                         --------- ---------
Lawrence H. Brown          $269      2,738          56,500
Anne E. Impellizzeri(2)    $137      1,676          48,750
Royce A. Hoyle(3)           --       1,791(4)       16,153(5)
Margaret K. Rosenheim      $283      3,029          64,404(6)
Peter R. Sawers            $272      2,191          56,000

- -----------
  (1) Includes, except for Royce A. Hoyle, compensation for service on the boards of 21 Nuveen open-end funds and 55 Nuveen closed-end funds. Also includes amounts for Nuveen funds that existed for part of the year, estimated as if the funds had existed for the entire year.
  (2) Anne E. Impellizzeri was appointed a director in April 1994.
  (3) Mr. Hoyle was appointed a director of Municipal Value in October 1994.
  (4) Includes $1,121 of interest accrued in prior years on deferred compensation from his previous directorship with Municipal Value.
  (5) Includes $3,516 in interest accrued in prior years on deferred compensation from his previous directorships.
  (6) Includes $1,404 in interest accrued on deferred compensation from prior years.

  Richard J. Franke, Margaret K. Rosenheim and Timothy R. Schwertfeger serve as members of the executive committee of the Board of Directors of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. The executive committee of Municipal Income and Municipal Value held thirteen and fourteen meetings respectively during the fiscal year ended October 31, 1994.

  Each Fund's Board of Directors has an audit committee composed of Lawrence
H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, directors who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Directors. The respective audit committees of the Funds held two meetings during the fiscal year ended October 31, 1994.

  Nomination of those directors who are not "interested persons" of each Fund is committed to a nominating committee composed of the directors who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The nominating committee of Municipal Income held two meetings and the nominating committee of Municipal Value held three meetings during the fiscal year ended October 31, 1994. No policy or procedure has been established as to the recommendation of director nominees by shareholders.

  The Board of Directors of Municipal Income held six meetings during the fiscal year ended October 31, 1994. The Board of Directors of Municipal Value held eleven meetings during the fiscal year ended October 31, 1994. During the last fiscal year, each director attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declare dividends. His attendance at executive committee meetings only which he was scheduled to attend was less than 75%.

  The Funds have the same executive officers. The following table sets forth information as of May 15, 1995 with respect to each executive officer of the Funds, other than executive officers who are directors and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of Directors of each Fund after the Annual Meeting, which Board of Directors' meeting is presently scheduled to be held on July 26, 1995 for each Fund.

                             POSITIONS AND
        NAME          AGE OFFICES WITH FUNDS     PRINCIPAL OCCUPATIONS
        ----          --- -------------------    ---------------------
Kathleen M. Flanagan   48 Vice President      Vice President of John
                          (since 1994)          Nuveen & Co. Incorporated
J. Thomas Futrell      39 Vice President      Vice President of Nuveen
                          (since 1991)          Advisory Corp. (since
                                                February 1991); prior
                                                thereto, Assistant Vice
                                                President of Nuveen
                                                Advisory Corp. (from
                                                August 1988 to February
                                                1991); Chartered
                                                Financial Analyst.
Steven J. Krupa        37 Vice President      Vice President of Nuveen
                          (since 1990)          Advisory Corp. (since
                                                October 1990); prior
                                                thereto, Vice President
                                                of John Nuveen & Co.
                                                Incorporated (from
                                                January 1989 to October
                                                1990).
Anna R. Kucinskis      49 Vice President      Vice President of John
                          (since 1991)          Nuveen & Co.
                                                Incorporated.
Larry W. Martin        43 Vice President      Vice President (since
                          (since 1993) &        September 1992),
                          Assistant Secretary   Assistant Secretary and
                          (since 1989)          Assistant General Counsel
                                                of John Nuveen & Co.
                                                Incorporated; Vice
                                                President (since May
                                                1993) and Assistant
                                                Secretary of Nuveen
                                                Advisory Corp.; Vice
                                                President (since May
                                                1993) and Assistant
                                                Secretary (since January
                                                1992) of Nuveen
                                                Institutional Advisory
                                                Corp.; Assistant
                                                Secretary (since February
                                                1993) of The John Nuveen
                                                Company; Director of
                                                Nuveen, Duff & Phelps
                                                Investment Advisors
                                                (since January 1995).

                                POSITIONS AND
         NAME            AGE OFFICES WITH FUNDS     PRINCIPAL OCCUPATIONS
         ----            --- ------------------     ---------------------
O. Walter Renfftlen       55 Vice President &    Vice President and
                             Controller            Controller of The John
                             (since each Fund's    Nuveen Company (since
                             organization)         March 1992), John Nuveen
                                                   & Co. Incorporated,
                                                   Nuveen Advisory Corp. and
                                                   Nuveen Institutional
                                                   Advisory Corp.
Thomas C. Spalding, Jr.   43 Vice President      Vice President of Nuveen
                             (since each Fund's    Advisory Corp. and Nuveen
                             organization)         Institutional Advisory
                                                   Corp.; Chartered
                                                   Financial Analyst.
H. William Stabenow       60 Vice President &    Vice President and
                             Treasurer             Treasurer of The John
                             (since 1988)          Nuveen Company (since
                                                   March 1992), John Nuveen
                                                   & Co. Incorporated,
                                                   Nuveen Advisory Corp. and
                                                   Nuveen Institutional
                                                   Advisory Corp. (since
                                                   January 1992).
George P. Thermos         63 Vice President      Vice President of John
                             (since each Fund's    Nuveen & Co.
                             organization)         Incorporated.
James J. Wesolowski       44 Vice President &    Vice President, General
                             Secretary             Counsel and Secretary of
                             (since 1988)          The John Nuveen Company
                                                   (since March 1992), John
                                                   Nuveen & Co.
                                                   Incorporated, Nuveen
                                                   Advisory Corp. and Nuveen
                                                   Institutional Advisory
                                                   Corp.
Gifford R. Zimmerman      38 Vice President      Vice President (since
                             (since 1993) &        September 1992),
                             Assistant Secretary   Assistant Secretary and
                             (since 1989)          Assistant General Counsel
                                                   of John Nuveen & Co.
                                                   Incorporated; Vice
                                                   President (since May
                                                   1993) and Assistant
                                                   Secretary of Nuveen
                                                   Advisory Corp.; Vice
                                                   President (since May
                                                   1993) and Assistant
                                                   Secretary (since January
                                                   1992) of Nuveen
                                                   Institutional Advisory
                                                   Corp.

  On May 15, 1995, directors and executive officers of the Funds as a group beneficially owned 15,895 shares of Municipal Income and 2,384 shares of Municipal Value (less than 1% of each Fund). On May 15, 1995, directors and executive officers of the Funds as a group beneficially owned 204,005 common shares of all funds managed by the Adviser (excluding money market funds). As of May 15, 1995, no person is known to the Funds to have owned beneficially more than five percent of the shares of Common Stock of either Fund.

  Certain legal actions originally filed in January 1994 by Municipal Value shareholders are pending in federal district court in Chicago against John Nuveen & Co. Incorporated, Nuveen Advisory Corp., and the directors of the Fund at the time of the Fund's January 1994 rights offering, alleging that the defendants violated federal and state laws and the Fund's articles of incorporation in connection with the rights offering. Fund shareholders have also filed actions against the Fund's former outside legal counsel and in-house counsel to John Nuveen & Co. Incorporated and Nuveen Advisory Corp. seeking unspecified damages and alleging, among other things, negligence and professional malpractice. The defendants have denied the allegations and are defending the suits. The Fund's Board of Directors has created a committee, comprised of outside directors who are not defendants in the suits, to investigate the claims being pursued in the Fund's name and to explore all options. The committee has substantially completed its investigation. Any conclusions the committee reaches will remain confidential until the Court rules on certain motions now pending before it. While there can be no assurance as to the outcome of these suits, based on their current status, Fund management believes that they will not have a material effect on the Fund.

  Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended October 31, 1994, all
Section 16(a) filing requirements applicable to that Fund's officers and directors, investment adviser and affiliated persons of the investment adviser were complied with.

                      2. SELECTION OF INDEPENDENT AUDITORS

  The members of each Fund's Board of Directors who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending October 31, 1995. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes. EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

  The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 75% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for Municipal Income in its initial public offering of shares in April 1988 and for Municipal Value in its initial public offering of shares in June 1987.

                             SHAREHOLDER PROPOSALS

  To be considered for presentation at the Annual Meeting of Shareholders of either of the Funds to be held in 1996 a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 16, 1996.

                                    GENERAL

  Management does not intend to present and does not have reason to believe that others will present any other items of business at either Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

  Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       James J. Wesolowski
                                            Secretary

                                                                          NUV795

                                                                   PROXY BALLOT

NUVEEN MUNICIPAL INCOME FUND, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 26, 1995

The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Municipal Income Fund, Inc. to be held on July 26, 1995, or any adjournment or adjournments thereof:
1. Election of Directors:
 NOMINEES: Lawrence H. Brown, Peter R. Sawers, Timothy R. Schwertfeger (each to a term expiring in 1998).
2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1995.
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

   You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                               SEE REVERSE SIDE                          NMI795

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:
                                 Please mark your votes as in this example. [X]
- -------------------------------------------------------------------------------

 1. ELECTION OF DIRECTORS:
    (SEE REVERSE FOR NOMINEES)

    [_] FOR             [_] WITHHOLD authority         [_] WITHHOLD authority to
        all nominees        to vote for all nominees       vote for nominees
                                                           indicated below:


                                                      -------------------------
 INSTRUCTIONS:
 TO GRANT AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX ON THE LEFT ABOVE OR DO NOT MARK ANY BOX ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK THE BOX IN THE MIDDLE
 ABOVE.
 TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE OF THE NOMINEES, MARK THE BOX ON THE RIGHT ABOVE AND WRITE EACH NOMINEE'S NAME IN THE SPACE PROVIDED.

 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1995.

                          FOR    AGAINST    ABSTAIN
                          [_]      [_]        [_]

 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
- -------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

       Please be sure to sign and date this Proxy.
- ---------------------------------------------------------

 Shareholder sign here ____________________ Date ________


 Co-owner sign here _______________________ Date ________

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[_] BK NUV795                                      NMI795